Other Receivables And Prepaid Expenses	12 Months Ended
Dec. 31, 2016
Prepaid Expense and Other Assets [Abstract]
Other Receivables And Prepaid Expenses
OTHER RECEIVABLES AND PREPAID EXPENSES

	December 31,
	2016	2015
Deferred income taxes, net	$32,336	$36,561
Prepaid expenses	32,254	41,216
Government institutions	37,937	54,562
Derivative instruments	14,218	16,679
Cross-currency interest rate swap	2,275	3,234
Other	16,295	19,107
	$135,315	$171,359